Investment properties	12 Months Ended
Jun. 30, 2026
Investment properties
Investment properties

9. Investment properties

Changes in the Group’s investment properties according to the fair value hierarchy for the years ended June 30, 2026 and 2025 were as follows:

	06.30.2026		06.30.2025
	Level 2	Level 3	Level 2	Level 3
Fair value at the beginning of the year	1,227,571	1,903,679	1,935,800	1,234,604
Additions	76,891	21,426	35,983	63,525
Capitalized leasing costs	282	198	87	156
Amortization of capitalized leasing costs (i)	(193)	(326)	(175)	(334)
Transfers	(70,093)	(657)	(117,703)	(5,107)
Incorporation by business combination (ii)	-	22,320	-	-
Disposals	(2,544)	-	(12,138)	(24)
Currency translation adjustment	(1)	-	(86)	-
Net (loss) / gain from fair value adjustment	(72,164)	265,961	(614,197)	610,859
Fair value at the end of the year	1,159,749	2,212,601	1,227,571	1,903,679

(i)	As of June 30, 2026 and 2025, amortization charges of capitalized leasing costs were recognized in “Costs” in the Consolidated Statement of Income and Other Comprehensive Income (Note 25).
(ii)	See note 4 to these Consolidated Financial Statements.

The following is the balance by type of investment property of the Group as of June 30, 2026 and 2025:

	06.30.2026	06.30.2025
Shopping Malls (i)	2,243,415	1,922,735
Offices and other rental properties	347,899	388,231
Undeveloped parcels of land	774,721	816,801
Properties under development	886	868
Others	5,429	2,615
Total	3,372,350	3,131,250

(i)	Includes parking spaces.

Certain investment property assets of the Group have been mortgaged or restricted to secure some of the Group’s trade and other payables. The net book value of those properties as of June 30, 2026 and 2025 is as follows:

	06.30.2026	06.30.2025
Córdoba Shopping (i)	44,615	26,034
Total	44,615	26,034

(i)

A portion of the Córdoba Shopping mall property is encumbered with an antichresis right as collateral for an advance rent received from NAI International II Inc. amounting to ARS 3,797 million and ARS 3,921 million, as of June 30, 2026 and 2025, respectively, (included in “Trade and other payables” in the Consolidated Statement of Financial Position).

The following amounts have been recognized in the Consolidated Statement of Income and Other Comprehensive Income:

	06.30.2026	06.30.2025	06.30.2024
Revenues (Note 23)	544,216	524,955	484,272
Direct operating costs	(181,857)	(165,677)	(140,287)
Development costs	(11,490)	(19,852)	(2,467)
Net realized gain for the year (i)	516	4,209	58,232
Net unrealized gain / (loss) for the year (ii)	193,281	(7,547)	(711,005)

(i)	Corresponds to the result from changes in the fair value realized from sales that occurred during the fiscal year of properties considered as investment properties.
(ii)

It includes the result from changes in the fair value of those investment properties that are in the portfolio and have not yet been sold. This was generated in accordance with what is described in the section named “valuation techniques”, mainly affected by the macroeconomic effects of inflation and changes in the reference exchange rates mentioned therein.

See note 5 (liquidity schedule) for details of contractual commitments related to investment properties.

Valuation processes

The Group’s investment properties were valued at each reporting date by independent professionally qualified appraisers who hold a recognized relevant professional qualification and have experience in the locations and segments of the investment properties appraised. For all investment properties, their current use equates to the highest and best use.

The Group has a team which reviews the appraisals performed by the independent appraisers (the “review team”). The review team: i) verifies all major and important assumptions relevant to the appraisal in the valuation report from the independent appraisers; ii) assesses property valuation movements compared to the valuation report from the prior period; and iii) holds discussions with the independent appraisers.

Changes in Level 2 and 3 fair values, if any, are analyzed at each reporting date during the valuation discussions between the review team and the independent appraisers. The Board of Directors ultimately approves the fair value calculation for recording into the Financial Statements.

During the annual investment property valuation process carried out in previous years, the following circumstances were identified, among other aspects: i) entry into force of the modifications in the urban planning code of the Autonomous City of Buenos Aires (CABA) with the new urban code law sanctioned in November 2020 and which entered into force in February 2021 modifying approximately one third of the current code, ii) new construction potential, iii) consolidation of new paradigms of the sector imposed by the pandemic, the general economic situation and the situation of the real estate sector that make technical, legal or economically viable buildable potentials or surpluses for alternative uses of the entire portfolio of properties. Additionally, the amendments introduced in the new Urban Planning Code of the Autonomous City of Buenos Aires (CABA), which came into effect on January 1, 2025, were taken into consideration.

In this sense, the shopping malls were the most affected by the aforementioned circumstances, taking into account the size of their plots and their unique and strategic locations, considering an alternative potential realization market.

The impact of the pandemic and the long-term closure of shopping malls led to a reconsideration of the possibility of mixed uses in the buildable potentials of such shopping malls, seeking a new centrality and enhancing the attractiveness in replacement of anchor stores.

On the other hand, the analysis of opening towards its surroundings and the generation of open spaces produced a new distribution of the value of the existing square meters, producing a change of focus on how to maximize said surplus square meters.

This led to reevaluate the analysis of the value of surplus square meters that were potentially marketable, (being that historically they were the most profitable), to reconvert them to other complementary uses. The buildable potentials analyzed have unique, irreplaceable locations, with high potentials, feasible realization and very attractive from an economic point of view, this vision remains to this day.

The identified buildable potentials, identified in previous years and that remain in the current year, are included in the value of the investment property based on the methodology established for other Level 2 properties:

1. Patio Bullrich, CABA

2. Alto Palermo, CABA

3. Beruti 3345/47, (Corner of Coronel Diaz), CABA

4. Terrazas de mayo (PBA).

Valuation techniques used for the estimation of fair value of the investment property

The Group has defined valuation techniques according to the characteristics of each property and the type of market in which these assets are located, for the purpose of considering the use of the most observable information available for the determination of fair value.

For the Shopping Malls operated by the Group there is no liquid market for the sale of properties with these characteristics that can be taken as a reference of value. Likewise, the Shopping Malls, a business whose revenue is denominated in Argentine Pesos, are highly related to the fluctuation of macroeconomic variables in Argentina, the purchasing power of individuals, the economic cycle of Gross Domestic Product (GDP) growth, the evolution of inflation and consumption, among others. Consequently, the methodology adopted by the Group for the valuation of Shopping Malls is the discounted cash flow model (“DCF”), which allows the volatility of the Argentine economy to be taken into account and its correlation with the revenue streams of the Malls and the inherent risk of the Argentine macroeconomy. The DCF methodology contemplates the use of certain unobservable valuation assumptions, which are determined based on the information and internal sources available at the date of each measurement. These assumptions mainly include the following:

• Future projected income flow based on the current locations, type and quality of the properties, supported by the rental contracts that the Company has signed with its tenants. Because the Company’s income arises from the higher value between a Minimum Insured Fixed Value (“VMA”) and a percentage of the sales of the tenants in each Shopping Mall, estimates of the evolution of GDP and Inflation of the Argentine economy provided by external consultants to estimate the evolution of tenant sales, which present a high correlation with these macroeconomic variables. Said macroeconomic projections were contrasted with the projections prepared by the International Monetary Fund (“IMF”), the Organization for Economic Cooperation and Development (“OECD”) and with the Market Expectations Survey (“REM”), which consists of a survey prepared by the Central Bank of the Argentine Republic (“BCRA”) aimed at local and foreign specialized analysts in order to allow a systematic monitoring of the main macroeconomic forecasts in the short and medium term on the evolution of the Argentine economy.

• Revenues generated by each Shopping Mall are assumed to grow in line with budget during the first fiscal year. Thereafter, they are projected to grow with the same elasticity in relation to projected GDP growth and inflation. The exception to this assumption is Distrito Arcos, which is projected with no growth due to the short remaining concession term. The specific characteristics and risks of each Shopping Mall are reflected through the use of each mall’s average historical EBITDA margin for the last three years.

• Cash flows from future investments, expansions or improvements in Shopping Mall were not contemplated.

• Terminal value: a perpetuity calculated from the cash flow from the 10th year of each Shopping Mall was considered.

• The cash flow for concessions was projected until the termination date of the concession stipulated in the current contract.

• Given the prevailing inflationary context and the volatility of certain macroeconomic variables, a reference long term interest rate in Argentine Pesos is not available to discount the projected cash flows from shopping malls. Consequently, the projected cash flows were dollarized through the future ARS / US$ exchange rate curve provided by an external consultant, which was compared against REM projections and/or other market reports in order to assess its reasonableness. Finally, the dollar-denominated cash flows were discounted using a long-term U.S. Dollar rate, corresponding to the weighted average cost of capital (“WACC”) as of the valuation date.

• The estimation of the WACC discount rate was determined according to the following components:

a) United States Treasury risk-free rate;

b) United States market risk premium;

c) Industry beta or volatility, considering comparable companies from the United States, Brazil, Chile and Mexico, in order to contemplate the Market Risk on the risk-free rate;

d) Argentine country risk considering the average yield spread of a representative group of corporate bonds issued by Argentine companies with a credit quality similar to that of the Company over 10-year U.S. Treasury bonds, rather than sovereign references, due to the historical defaults of Argentine public debt;

e) Cost of debt and capital structure. Both components were estimated based on IRSA market information. In particular, the cost of debt was estimated using observable yields from its corporate debt issuances; and

f) local income tax rate.

Due to the debt restructuring carried out during previous fiscal periods, which affected the composition of the group’s capital structure, the use of two different discount rates was introduced in the valuation of shopping malls: one for the flows discount and another for perpetuity. Here is the difference between the two:

• Discounted cash flow rate: considers the company’s current capital structure.

• Discount perpetuity rate: considers a market capital structure, based on comparable companies.

The introduction of a normalized discount rate for the terminal value is based on the assumption that the relationship between debt and equity will tend to normalize over the long term.

For offices, other rental properties, land reserves and buildable potentials, valuation was determined using transactions involving comparable market assets, since the market for these assets in Argentina is liquid and provides observable market transactions that may be used as references. These values are adjusted to reflect differences in key attributes such as location, size, services, market negotiation conditions and, where applicable, the technical characteristics and maintenance condition of the property. The most significant input in the comparable market approach is the price per square meter derived from prevailing market supply and demand at each valuation date.

Since September 2019, the real estate market has faced certain changes in terms of its operation as a consequence of the implementation of regulations applicable to the foreign exchange market. Since that date, strict exchange controls have been in effect in Argentina, which limit, among other things: buying foreign currency in order to form external assets, prepaying debts, the purchase of foreign currency to pay for imports, making remittances of profits and dividends abroad and transferring funds abroad. However, as of April 2025, such foreign exchange controls were almost entirely eliminated for individuals and reduced for the payment of imports, dividends generated from fiscal years beginning after January 1, 2025, and interest payments on financial debt with related parties

As a consequence of these exchange regulations, it is observed that the purchase and sales transactions for office buildings, other rental properties, land reserves, and buildable potentials may be settled in Argentine Pesos or in dollars. In this way, the most probable scenario is that any sale of the aforementioned assets be settled in Argentine Pesos at an implicit foreign exchange rate higher than the official one. This is evidenced by the transactions consummated by the Group, both in the current fiscal year and in prior years. Therefore, and given that the previously described situation remains in effect as of the date of issuance of these Consolidated Financial Statements, the Group has valued its office buildings, land reserves and buildable potentials in Argentine Pesos at the end of the year considering the situation described above, considering an implicit exchange rate higher than the official one.

In certain situations, it is complex to determine reliably the fair value of developing properties. In order to assess whether the fair value of a developing property can be determined reliably, management considers the following factors, among others:

• The provisions of the construction contract.

• The stage of completion.

• Whether the project / property is standard (typical for the market) or non-standard.

• The level of reliability of cash inflows after completion.

• The specific development risk of the property.

• Previous experience with similar constructions.

• Status of construction permits.

• The feasibility studies of infrastructure links.

There were no changes in the valuation techniques during the year.

The following table presents information regarding the fair value measurements of investment properties using significant unobservable inputs (Level 3):

				06.30.26 (i)		06.30.25 (i)		06.30.24 (i)
Description	Valuation technique	Parameters	Fiscal year 2026 / 2025 / 2024	Increase	Decrease	Increase	Decrease	Increase	Decrease
		Discount cash flows rate	10.36% / 11.08% / 15.40%	(43,314)	46,231	(38,447)	40,958	(28,227)	29,965
Shopping Malls (Level 3)	Discounted cash flows	Terminal value discount rate	9.89% / 10.63% / 14.11%	(199,142)	270,528	(150,130)	199,373	(57,014)	70,812
		Perpetual growth rate	2.4% / 2.4% / 2.4%	172,594	(131,913)	123,669	(96,858)	38,868	(32,750)
		Inflation	(*)	62,537	(61,299)	117,901	(110,544)	61,889	(59,455)
		Devaluation	(*)	(199,116)	243,365	(173,062)	211,520	(112,235)	123,458

(*) Fiscal year 2026: For the next 5 years, an average ARS / USD exchange rate with an upward trend was considered, starting at ARS 1,685.35 (corresponding to the year ended June 30, 2027) and arriving at ARS 2,649.31 in 2031. In the long term, a nominal devaluation rate of 5.57% calculated based on the quotient between inflation in Argentina and the United States is assumed. The considered inflation shows a downward trend, which starts at 21.0% and stabilizes at 8.0% after 4 years.

Fiscal year 2025: For the next 5 years, an average ARS / USD exchange rate with an upward trend was considered, starting at ARS 1,308.33 (corresponding to the year ended June 30, 2026) and arriving at ARS 2,477.27 in 2030. In the long term, a nominal devaluation rate of 5.57% calculated based on the quotient between inflation in Argentina and the United States is assumed. The considered inflation shows a downward trend, which starts at 25.5% and stabilizes at 8.0% after 4 years.

Fiscal year 2024: For the next 5 years, an average ARS / USD exchange rate with an upward trend was considered, starting at ARS 1,170.0 (corresponding to the year ended June 30, 2025) and arriving at ARS 3,024.05 in 2030. In the long term, a nominal devaluation rate of 5.57% calculated based on the quotient between inflation in Argentina and the United States is assumed. The considered inflation shows a downward trend, which starts at 85.6% (corresponding to the year ended June 30, 2025) and stabilizes at 8.0% after 5 years.

(i) Considering an increase or decrease of: 100 points for the discount and growth rate in Argentina, 10% for the inflation and 10% for the devaluation.